September 17, 2013

Supplement

SUPPLEMENT DATED SEPTEMBER 17, 2013 TO THE PROSPECTUS OF
MORGAN STANLEY FOCUS GROWTH FUND
Dated April 30, 2013

The following changes to the Prospectus are effective October 1, 2013:

The first paragraph of the section of the Prospectus entitled "Fund Summary—Fees and Expenses" is hereby deleted and replaced with the following:

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. For purchases of Class A shares, you may qualify for a sales charge discount if the cumulative net asset value ("NAV") of Class A shares of the Fund purchased in a single transaction, together with the NAV of all Class A shares of other Morgan Stanley Multi-Class Funds (as defined in the "Permissible Fund Exchanges" section beginning on page 17 of this Prospectus) held in Related Accounts (as defined in the "Share Class Arrangements" section beginning on page 25 of this Prospectus), amounts to $25,000 or more. More information about this combined purchase discount and other discounts is available from your financial advisor and in the "Share Class Arrangements" section beginning on page 25 of this Prospectus and in the "Purchase, Redemption and Pricing of Shares" section beginning on page 50 of the Fund's Statement of Additional Information ("SAI").

All references in the Prospectus to a CDSC with respect to Class A shares are hereby deleted.

The first paragraph of the section of the Prospectus entitled "Shareholder Information—How to Exchange Shares—Permissible Fund Exchanges" is hereby deleted and replaced with the following:

Permissible Fund Exchanges. You may exchange shares of any Class of the Fund for the same Class of shares of Morgan Stanley European Equity Fund Inc., Morgan Stanley Global Fixed Income Opportunities Fund, Morgan Stanley Global Infrastructure Fund, Morgan Stanley Limited Duration U.S. Government Trust, Morgan Stanley Mortgage Securities Trust, Morgan Stanley Multi Cap Growth Trust and Morgan Stanley U.S. Government Securities Trust (each, a "Morgan Stanley Retail Fund"), if available, without the imposition of an exchange fee. You may also exchange shares of any Class of the Fund for the same Class of shares of any portfolio of Morgan Stanley Institutional Fund, Inc. ("MSIF") or Morgan Stanley Institutional Fund Trust ("MSIFT" and, collectively with MSIF and the Morgan Stanley Retail Funds, the "Morgan Stanley Multi-Class Funds"), if available, without the imposition of an exchange fee. Front-end sales charges (loads) are not imposed on exchanges of Class A shares. Class B shares of the Fund may be exchanged for Class B shares of any Morgan Stanley Retail Fund even though Class B shares are closed to investors. In addition, you may exchange shares of any Class of the Fund for shares of Morgan Stanley California Tax-Free Daily Income Trust, Morgan Stanley Liquid Asset Fund Inc., Morgan Stanley New York Municipal Money Market Trust, Morgan Stanley Tax-Free Daily Income Trust and Morgan Stanley U.S. Government Money Market Trust (each, a "Morgan Stanley Money Market Fund" and, together with the Morgan Stanley Multi-Class Funds, the "Morgan Stanley Funds") or for Advisor Class shares of Morgan Stanley Limited Duration U.S. Government Trust, if available, without the imposition of an exchange fee. Class B shares of the Fund that are exchanged for shares of a Morgan Stanley Money Market Fund or Advisor Class shares of Morgan Stanley Limited Duration U.S. Government Trust may be subsequently re-exchanged for Class B shares of the Fund or any other Morgan Stanley Retail Fund (even though Class B shares are closed to investors). If you purchased Fund shares through a Financial Intermediary, certain Morgan Stanley Funds may be unavailable for exchange. Contact your Financial Intermediary to determine which Morgan Stanley Funds are available for exchange.

The section of the Prospectus entitled "Shareholder Information—Share Class Arrangements—Class A Shares—Combined Purchase Privilege" is hereby deleted and replaced with the following:

Combined Purchase Privilege. You will have the benefit of a reduced sales charge by combining your purchase of Class A shares of the Fund in a single transaction with your purchase of Class A shares of any other Morgan Stanley Multi-Class Fund for any Related Account.

The section of the Prospectus entitled "Shareholder Information—Share Class Arrangements—Class A Shares—Right of Accumulation" is hereby deleted and replaced with the following:

Right of Accumulation. You may benefit from a reduced sales charge if the cumulative NAV of Class A shares of the Fund purchased in a single transaction, together with the NAV of any Class A shares of the Fund and any other Morgan Stanley Multi-Class Fund (including shares of Morgan Stanley Money Market Funds and Advisor Class shares of Morgan Stanley Limited Duration U.S. Government Trust which you acquired in an exchange from Class A shares of the Fund or Class A shares of another Morgan Stanley Multi-Class Fund) held in Related Accounts, amounts to $25,000 or more.

The section of the Prospectus entitled "Shareholder Information—Share Class Arrangements—Class A Shares—Notification" is hereby deleted and replaced with the following:

Notification. You must notify your Financial Intermediary (or the Transfer Agent, if you purchase shares directly through the Fund) at the time a purchase order is placed, that the purchase qualifies for a reduced sales charge under any of the privileges discussed above. Similar notification must be made in writing when an order is placed by mail. The reduced sales charge will not be granted if: (i) notification is not furnished at the time of the order; or (ii) a review of the records of your Financial Intermediary or the Transfer Agent does not confirm your represented holdings.

In order to obtain a reduced sales charge for Class A shares of the Fund under any of the privileges discussed above, it may be necessary at the time of purchase for you to inform your Financial Intermediary (or the Transfer Agent, if you purchase shares directly through the Fund) of the existence of other Related Accounts in which there are holdings eligible to be aggregated to meet the sales load breakpoint and/or right of accumulation threshold. In order to verify your eligibility, you may be required to provide account statements and/or confirmations regarding your purchases and/or holdings of any Class A shares of the Fund or any other Morgan Stanley Multi-Class Fund (including shares of Morgan Stanley Money Market Funds and Advisor Class shares of Morgan Stanley Limited Duration U.S. Government Trust which you acquired in an exchange from Class A shares of the Fund or any other Morgan Stanley Multi-Class Fund) held in all Related Accounts at your Financial Intermediary, in order to determine whether you have met the sales load breakpoint and/or right of accumulation threshold.

The section of the Prospectus entitled "Shareholder Information—Share Class Arrangements—Class A Shares—Letter of Intent" is hereby deleted and replaced with the following:

Letter of Intent. The above schedule of reduced sales charges for larger purchases also will be available to you if you enter into a written "Letter of Intent." A Letter of Intent provides for the purchase of Class A shares of the Fund and Class A shares of other Morgan Stanley Multi-Class Funds within a 13-month period. The initial purchase of Class A shares of the Fund under a Letter of Intent must be at least 5% of the stated investment goal. The Letter of Intent does not preclude the Fund (or any other Morgan Stanley Multi-Class Fund) from discontinuing sales of its shares. To determine the applicable sales charge reduction, you may also include (1) the cost of Class A shares of the Fund or any other Morgan Stanley Multi-Class Fund which were previously purchased at a price including a front-end sales charge during the 90-day period prior to the Distributor receiving the Letter of Intent and (2) the historical cost of shares of any Morgan Stanley Money Market Fund or Advisor Class shares of Morgan Stanley Limited Duration U.S. Government Trust which you acquired in an exchange from Class A shares of the Fund or any other Morgan Stanley Multi-Class Fund purchased during that period at a price including a front-end sales charge. You may also combine purchases and exchanges by any Related Accounts during such 90-day period. You should retain any records necessary to substantiate historical costs because the Fund, the Transfer Agent and your Financial Intermediary may not maintain this information. You can obtain a Letter of Intent by contacting your Financial Intermediary or by calling toll-free (800) 869-NEWS. If you do not achieve the stated investment goal within the 13-month period, you are required to pay the difference between the sales charges otherwise applicable and sales charges actually paid, which may be deducted from your investment. Shares acquired through reinvestment of dividends and other distributions are not aggregated to achieve the stated investment goal.

The section of the Prospectus entitled "Shareholder Information—Share Class Arrangements—Class B Shares—Exchange Shares Subject to a CDSC" is hereby deleted and replaced with the following:

Exchanging Shares Subject to a CDSC. There are special considerations when you exchange Fund shares that are subject to a CDSC. When determining the length of time you held the shares and the corresponding CDSC rate, any period (starting at the end of the month) during which you held such shares will be counted. In addition, any period (starting at the end of the month) during which you held (i) shares of a Morgan Stanley Money Market Fund or (ii) Advisor Class shares of Morgan Stanley Limited Duration U.S. Government Trust, which you acquired in an exchange from such shares of the Fund, will also be counted; however, if you sell shares of such Morgan Stanley Money Market Fund or the Advisor Class shares of Morgan Stanley Limited Duration U.S. Government Trust before the expiration of the CDSC "holding period," you will be charged the applicable CDSC rate.

For example, if you held Class B shares of the Fund for one year, exchanged to Class B of another Morgan Stanley Multi-Class Fund for another year, then sold your shares, a CDSC rate of 4% would be imposed on the shares based on a two-year holding period—one year for each fund. Similarly, if you had exchanged Class B shares of the Fund for shares of a Morgan Stanley Money Market Fund or Advisor Class shares of Morgan Stanley Limited Duration U.S. Government Trust, then sold your shares, a CDSC rate of 4% would be imposed on the shares based on a two-year holding period—one year for each fund.

The last sentence of the first paragraph of the section of the Prospectus entitled "Shareholder Information—Share Class Arrangements—Class L Shares" is hereby deleted and replaced with the following:

You should discuss with your financial advisor which share class is most appropriate for you based on the size of your investment, your expected time horizon for holding the shares and other factors, bearing in mind the availability of reduced sales loads on Class A share purchases that qualify for such reduction under the combined purchase privilege or right of accumulation privilege available on Class A share purchases.

The second and third sentences of the second paragraph of the section of the Prospectus entitled "Shareholder Information—How to Exchange Shares—Exchange Procedures" are hereby deleted and replaced with the following:

"Processing" a request means that shares of the Fund which you are exchanging will be redeemed and shares of the Morgan Stanley Fund that you are purchasing will be purchased at the NAV per share next determined on the date of receipt.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

AMOSPT2-0913